                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                                 June 30, 1998


                         HOUSEHOLD INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



                 1-8198                     36-3121988
          (Commission File Number)  (IRS Employer Identification No.)


              2700 SANDERS ROAD, PROSPECT HEIGHTS, ILLINOIS 60070 (Address of Principal Executive Offices ) (Zip Code)

      Registrant's telephone number, including area code:  (847) 564-5000

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On June 30, 1998, subject to the terms and conditions of the Agreement and Plan of Merger (the "Merger Agreement") dated as of April 7, 1998 between Household International, Inc. ("Household"), Household Acquisition Corporation II, a wholly-owned subsidiary of Household, and Beneficial Corporation ("Beneficial"), Household Acquisition Corporation II was merged with and into Beneficial, with Beneficial being the surviving corporation (the "Merger"). In accordance with the Merger Agreement, each share of the common stock, par value $1.00 per share, of Beneficial ("Beneficial Common Stock") outstanding immediately prior to the effective time of the Merger was converted into the right to receive 3.0666 shares of the common stock, $1.00 par value, of Household ("Household Common Stock"). The Merger was accounted for as a "pooling of interests" under generally accepted accounting principles. A copy of the press release, dated June 30, 1998, issued by Household relating to the closing of the Merger is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

     Certain information regarding the Merger, Household and Beneficial, including, but not limited to, the date and manner of the Merger, a description of the assets involved, the nature and amount of consideration paid by Household therefor, the method used for determining the amount of such consideration ,the nature of any material relationships between Household and Beneficial or any officer or director of Household or any associate of such officer or director, the nature of Beneficial's business and Household's intended use of the assets acquired in the Merger is set forth in the Joint Proxy Statement-Prospectus dated June 2, 1998 included in Household's Registration Statement on Form S-4 (Registration No. 333-55707). Such Joint Proxy Statement-Prospectus is incorporated herein by reference as Exhibit 99.5

ITEM 5.  OTHER EVENTS.

     As reported above under Item 2, on June 30, 1998, Household completed its merger with Beneficial. The Merger was accounted for as a "pooling of interests" under generally accepted accounting principles.

     The following supplemental consolidated financial statements of Household restating Household's historical consolidated financial statements as of and for the three years ended December 31, 1997 to reflect the Merger are incorporated herein by reference to Exhibit 99.1 filed herewith:

     1. Management's Discussion and Analysis.
     2. Consolidated Balance Sheets as of December 31, 1997 and 1996.
     3. Consolidated Statements of Income for the three years ended December 31, 1997.
     4. Consolidated Statements of Changes in Stockholders' Equity for the three years ended December 31, 1997.
     5. Consolidated Statements of Cash Flows for the three years ended December 31, 1997.
     6. Notes to the Consolidated Financial Statements.

     The report of Arthur Andersen LLP, independent accountants, on the supplemental consolidated financial statements of Household as of December 31, 1997 and 1996 and for the three years ended December 31, 1997 is filed herewith as part of Exhibit 99.1 and the related consent is filed herewith as Exhibit
23.1.  Both the opinion and the consent are incorporated herein by reference.

     The following unaudited supplemental interim condensed consolidated financial statements of Household restating Household's historical unaudited condensed consolidated financial statements as of March 31, 1998 and for the three months ended March 31, 1998 and 1997 to reflect the Merger are incorporated herein by reference to Exhibit 99.2 filed herewith:

     1. Condensed Consolidated Balance Sheets as of March 31, 1998 (Unaudited) and December 31, 1997.
     2. Condensed Consolidated Statements of Income for the three months ended March 31, 1998 and 1997 (Unaudited).
     3. Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 1998 and 1997 (Unaudited).
     4. Notes to the Condensed Consolidated Financial Statements (Unaudited).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

              The historical financial statements of Beneficial as filed in its Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended by Amendment No. 1 on Form 10-K/A and in its Form 10-Q for the quarter ended March 31, 1998 are incorporated herein by reference to Exhibit 99.4 filed herewith.

         (b)  Pro Forma Financial Information.

              UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

              The following unaudited pro forma condensed combined financial information and explanatory notes are presented to show the impact on the historical financial position and results of operations of Household of the Merger under the "pooling of interests" method of accounting. The unaudited pro forma condensed combined financial information combines the historical financial information of Household and Beneficial at March 31, 1998, for the three months ended March 31, 1998 and 1997, and for each of the three years ended December 31, 1997. All Household share information has been adjusted for Household's 3-for-1 stock split effected in the form of a stock dividend and paid on June 1, 1998.

              The pro forma condensed combined financial information for the three months ended March 31, 1998 and 1997 and for each of the three years ended December 31, 1997 is based on and derived from, and should be read in conjunction with, (a) the historical consolidated financial statements and the related notes thereto of Household (as previously filed) and (b) the historical consolidated financial statements and the related notes thereto of Beneficial, which are included herein under item 7(a).

                HOUSEHOLD INTERNATIONAL. INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED COMBINED BALANCE SHEET

                              AT MARCH 31, 1998
                                 (UNAUDITED)
                       (IN MILLIONS, EXCEPT SHARE DATA)


                                                            HOUSEHOLD        BENEFICIAL      ADJUSTMENTS      PRO FORMA
                                                            ---------        ----------      -----------      ---------
ASSETS
  Cash..................................................    $   195.1        $   224.6                        $   419.7
  Investment securities.................................      2,625.5            633.9                          3,259.4
  Receivables, net......................................     25,672.1         14,243.6                         39,915.7
  Acquired intangibles and goodwill, net................      1,894.7             50.6                          1,945.3
  Properties and equipment, net.........................        279.6            233.0        $(127.0)(c)         385.6
  Real estate owned.....................................        139.6             75.1                            214.7
  Other assets..........................................      2,090.3            835.2         (159.0)(c)       2,766.5
                                                            ---------        ---------        -------         ---------
        Total assets....................................    $32,896.9        $16,296.0        $(286.0)        $48,906.9
                                                            =========        =========        =======         =========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Debt:
     Deposits...........................................    $ 1,881.6        $   509.7                        $ 2,391.3
     Commercial paper, bank and other
      borrowings........................................      6,769.0          3,935.6                         10,704.6
     Senior and senior subordinated debt (with
      original maturities over one year)................     16,297.1          8,662.7                         24,959.8
                                                            ---------        ---------                        ---------
        Total debt......................................     24,947.7         13,108.0                         38,055.7
  Insurance policy and claim reserves...................      1,140.5            357.8                          1,498.3
  Other liabilities.....................................      1,646.4            782.2        $ 465.0(c)        2,893.6
                                                            ---------        ---------        -------         ---------
        Total liabilities...............................     27,734.6         14,248.0          465.0          42,447.6
  Company obligated mandatorily redeemable
   preferred securities of subsidiary trusts (b)........        375.0                                             375.0
  Preferred stock.......................................        150.0            114.8           (0.3)(a)         264.5
  Common shareholders' equity:
     Common stock.......................................        373.0 (d)         54.4            1.4 (a)         428.8
     Additional paid-in capital.........................      1,283.5 (d)        349.7           (1.1)(a)       1,632.1
     Retained earnings..................................      3,701.3          1,551.4         (751.0)(c)       4,501.7
     Foreign currency translation adjustments...........       (129.1)           (27.4)                          (156.5)
     Unrealized gain on investments, net................          7.6              5.1                             12.7
     Less common stock in treasury......................       (599.0)                                           (599.0)
                                                            ---------        ---------        -------         ---------
        Total common shareholders' equity...............      4,637.3          1,933.2         (750.7)          5,819.8
                                                            ---------        ---------        -------         ---------
        Total liabilities and shareholders'
         equity.........................................    $32,896.9        $16,296.0        $(286.0)        $48,906.9
                                                            =========        =========        =======         =========

 ----------
(a) The pro forma amount (including the deemed conversion of the Beneficial $5.50 Convertible Preferred Stock at the time of the Merger) assumes 167,262,834 shares of Household Common Stock are issued in the Merger, based on the exchange ratio of 3.0666 shares of Household Common Stock for each share of Beneficial Common Stock outstanding as of March 31, 1998 (after giving effect to the deemed conversion of all outstanding shares of Beneficial Convertible Preferred Stock). The actual number of shares of Household Common Stock to be issued will be determined at the time the Merger is consummated, based upon the number of shares of Beneficial Common Stock and Beneficial Convertible Preferred Stock then outstanding.


(b)    The sole assets of the three trusts are Junior Subordinated
       Deferrable Interest Notes issued by Household in March 1998, June 1996 and June 1995, bearing interest at 7.25, 8.70 and 8.25 percent, respectively, with principal balances of $206.2, $103.1 and $77.3 million, respectively, and due December 31, 2037, June 30, 2036 and June 30, 2025, respectively.

(c)    Reflects the effect of the Merger and integration costs. See Note 2.

(d) Common stock and additional paid-in capital for Household have been adjusted for Household's 3-for-1 stock split effected in the form of a stock dividend and paid on June 1, 1998.

See Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

                HOUSEHOLD INTERNATIONAL, INC. AND SUBSIDIARIES

               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                  FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                 (UNAUDITED)
                     (IN MILLIONS, EXCEPT PER SHARE DATA)


                                                                    HOUSEHOLD       BENEFICIAL    PRO FORMA
                                                                    ---------       ----------    ---------
Finance and other interest income................................    $ 783.6        $  565.8      $ 1,349.4
Interest expense.................................................      388.6           223.6          612.2
                                                                     -------        --------      ---------
Net interest margin..............................................      395.0           342.2          737.2
Provision for credit losses on owned receivables.................      261.5           139.8          401.3
                                                                     -------        --------      ---------
Net interest margin after provision for credit losses............      133.5           202.4          335.9
                                                                     -------        --------      ---------
Total other revenues.............................................      596.2           410.9        1,007.1
                                                                     -------        --------      ---------
Total costs and expenses.........................................      476.7           300.0          776.7
                                                                     -------        --------      ---------
Income before income taxes.......................................      253.0           313.3          566.3
Income taxes.....................................................       82.7           125.8          208.5
                                                                     -------        --------      ---------
Net income.......................................................    $ 170.3        $  187.5      $   357.8
                                                                     =======        ========      =========
Net income.......................................................    $ 170.3        $  187.5      $   357.8
Preferred dividends..............................................       (2.9)           (1.3)          (4.2)
                                                                     -------        --------      ---------
Earnings available to common shareholders........................    $ 167.4        $  186.2      $   353.6
                                                                     =======        ========      =========
Basic weighted average common shares outstanding.................      321.7            53.4          485.5
                                                                     =======        ========      =========
Diluted weighted average common shares outstanding...............      326.2            55.7          497.0
                                                                     =======        ========      =========
Basic earnings per common share (a)..............................    $  0.52        $   3.49      $    0.73
                                                                     =======        ========      =========
Diluted earnings per common share (a)............................    $  0.51        $   3.34      $    0.71
                                                                     =======        ========      =========


-----------
(a) The calculation of basic and diluted earnings per common share for the pro forma financial statements uses the applicable weighted average number of outstanding shares of Household Common Stock and Beneficial Common Stock adjusted to equivalent shares of Household Common Stock.










See Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

                HOUSEHOLD INTERNATIONAL, INC. AND SUBSIDIARIES

               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                  FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                 (UNAUDITED)
                     (IN MILLIONS, EXCEPT PER SHARE DATA)



                                                                    HOUSEHOLD       BENEFICIAL    PRO FORMA
                                                                    ---------       ----------    ---------
Finance and other interest income..............................      $ 759.9         $ 538.3      $ 1,298.2
Interest expense...............................................        365.1           214.7          579.8
                                                                     -------         -------      ---------
Net interest margin............................................        394.8           323.6          718.4
Provision for credit losses on owned receivables...............        293.4            93.1          386.5
                                                                     -------         -------      ---------
Net interest margin after provision for credit losses..........        101.4           230.5          331.9
                                                                     -------         -------      ---------
Total other revenues...........................................        575.8           234.3          810.1
                                                                     -------         -------      ---------
Total costs and expenses.......................................        476.6           302.4          779.0
                                                                     -------         -------      ---------
Income before income taxes.....................................        200.6           162.4          363.0
Income taxes...................................................         69.1            61.7          130.8
                                                                     -------         -------      ---------
Net income.....................................................      $ 131.5         $ 100.7      $   232.2
                                                                     =======         =======      =========
Net income.....................................................      $ 131.5         $ 100.7      $   232.2
Preferred dividends............................................         (3.2)           (1.3)          (4.5)
                                                                     -------         -------      ---------
Earnings available to common shareholders......................      $ 128.3         $  99.4      $   227.7
                                                                     =======         =======      =========
Basic weighted average common shares outstanding...............        291.6            53.6          456.0
                                                                     =======         =======      =========
Diluted weighted average common shares outstanding.............        295.9            55.3          465.5
                                                                     =======         =======      =========
Basic earnings per common share (a)............................      $  0.44         $  1.85      $    0.50
                                                                     =======         =======      =========
Diluted earnings per common share (a)..........................      $  0.43         $  1.80      $    0.49
                                                                     =======         =======      =========


------------
(a) The calculation of basic and diluted earnings per common share for the pro forma financial statements uses the applicable weighted average number of outstanding shares of Household Common Stock and Beneficial Common Stock adjusted to equivalent shares of Household Common Stock.








See Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

                HOUSEHOLD INTERNATIONAL, INC. AND SUBSIDIARIES

                PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                     FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (UNAUDITED)
                     (IN MILLIONS, EXCEPT PER SHARE DATA)



                                                                    HOUSEHOLD       BENEFICIAL     PRO FORMA
                                                                    ---------       ----------     ---------
Finance and other interest income...............................    $ 3,094.0       $ 2,140.3      $ 5,234.3
Interest expense................................................      1,503.4           855.0        2,358.4
                                                                    ---------       ---------      ---------
Net interest margin.............................................      1,590.6         1,285.3        2,875.9
Provision for credit losses on owned receivables................      1,042.0           485.3        1,527.3
                                                                    ---------       ---------      ---------
Net interest margin after provision for credit losses...........        548.6           800.0        1,348.6
                                                                    ---------       ---------      ---------
Total other revenues............................................      2,409.1           815.4        3,224.5
                                                                    ---------       ---------      ---------
Total costs and expenses........................................      1,928.5         1,183.3        3,111.8
                                                                    ---------       ---------      ---------
Provision for loss on German disposal...........................          --             58.8           58.8
                                                                    ---------       ---------      ---------
Income before income taxes......................................      1,029.2           373.3        1,402.5
Income taxes....................................................        342.6           119.6          462.2
                                                                    ---------       ---------      ---------
Net income......................................................    $   686.6       $   253.7      $   940.3
                                                                    =========       =========      =========
Net income......................................................    $   686.6       $   253.7      $   940.3
Preferred dividends.............................................        (11.8)           (5.2)         (17.0)
                                                                    ---------       ---------      ---------
Earnings available to common shareholders.......................    $   674.8       $   248.5      $   923.3
                                                                    =========       =========      =========
Basic weighted average common shares outstanding................        307.1            53.0          469.6
                                                                    =========       =========      =========
Diluted weighted average common shares outstanding..............        311.4            54.7          479.1
                                                                    =========       =========      =========
Basic earnings per common share (a).............................    $    2.20       $    4.68      $    1.97
                                                                    =========       =========      =========
Diluted earnings per common share (a)...........................    $    2.17       $    4.54      $    1.93
                                                                    =========       =========      =========


------------
(a) The calculation of basic and diluted earnings per common share for the pro forma financial statements uses the applicable weighted average number of outstanding shares of Household Common Stock and Beneficial Common Stock adjusted to equivalent shares of Household Common Stock.







See Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

                HOUSEHOLD INTERNATIONAL, INC. AND SUBSIDIARIES

               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (UNAUDITED)
                     (IN MILLIONS, EXCEPT PER SHARE DATA)


                                                                 HOUSEHOLD       BENEFICIAL     PRO FORMA
                                                                 ---------       ----------     ---------
Finance and other interest income............................    $ 3,030.5       $ 2,040.0      $ 5,070.5
Interest expense.............................................      1,520.6           812.8        2,333.4
                                                                 ---------       ---------      ---------
Net interest margin..........................................      1,509.9         1,227.2        2,737.1
Provision for credit losses on owned receivables.............        759.6           398.8        1,158.4
                                                                 ---------       ---------      ---------
Net interest margin after provision for credit losses........        750.3           828.4        1,578.7
                                                                 ---------       ---------      ---------
Total other revenues.........................................      2,028.3           731.9        2,760.2
                                                                 ---------       ---------      ---------
Total costs and expenses.....................................      1,956.3         1,101.8        3,058.1
                                                                 ---------       ---------      ---------
Income before income taxes...................................        822.3           458.5        1,280.8
Income taxes.................................................        283.7           177.5          461.2
                                                                 ---------       ---------      ---------
Net income...................................................    $   538.6       $   281.0      $   819.6
                                                                 =========       =========      =========
Net income...................................................    $   538.6       $   281.0      $   819.6
Preferred dividends..........................................        (16.7)           (5.2)         (21.9)
                                                                 ---------       ---------      ---------
Earnings available to common shareholders....................    $   521.9       $   275.8      $   797.7
                                                                 =========       =========      =========
Basic weighted average common shares outstanding.............        291.2            53.1          454.0
                                                                 =========       =========      =========
Diluted weighted average common shares outstanding...........        294.9            54.6          462.3
                                                                 =========       =========      =========
Basic earnings per common share (a)..........................    $    1.79       $    5.19      $    1.76
                                                                 =========       =========      =========
Diluted earnings per common share (a)........................    $    1.77       $    5.05      $    1.73
                                                                 =========       =========      =========

------------
(a) The calculation of basic and diluted earnings per common share for the pro forma financial statements uses the applicable weighted average number of outstanding shares of Household Common Stock and Beneficial Common Stock adjusted to equivalent shares of Household Common Stock.












See Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

                HOUSEHOLD INTERNATIONAL, INC. AND SUBSIDIARIES

               PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

                     FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (UNAUDITED)
                     (IN MILLIONS, EXCEPT PER SHARE DATA)


                                                                  HOUSEHOLD       BENEFICIAL     PRO FORMA
Finance and other interest income............................     $ 3,002.2       $ 1,926.8      $ 4,929.0
Interest expense.............................................       1,557.1           816.2        2,373.3
                                                                  ---------       ---------      ---------
Net interest margin..........................................       1,445.1         1,110.6        2,555.7
Provision for credit losses on owned receivables.............         761.3           280.2        1,041.5
                                                                  ---------       ---------      ---------
Net interest margin after provision for credit losses........         683.8           830.4        1,514.2
                                                                  ---------       ---------      ---------
Total other revenues.........................................       2,142.2           471.4        2,613.6
                                                                  ---------       ---------      ---------
Total costs and expenses.....................................       2,072.3         1,006.6        3,078.9
                                                                  ---------       ---------      ---------
Provision for restructuring and other........................           --             24.8           24.8
                                                                  ---------       ---------      ---------
Income before income taxes...................................         753.7           270.4        1,024.1
Income taxes.................................................         300.5           119.9          420.4
                                                                  ---------       ---------      ---------
Net income...................................................     $   453.2       $   150.5      $   603.7
                                                                  =========       =========      =========
Net income...................................................     $   453.2       $   150.5      $   603.7
Preferred dividends..........................................         (26.4)           (5.2)         (31.6)
                                                                  ---------       ---------      ---------
Earnings available to common shareholders....................     $   426.8       $   145.3      $   572.1
                                                                  =========       =========      =========
Basic weighted average common shares outstanding.............         292.4            52.5          453.4
                                                                  =========       =========      =========
Diluted weighted average common shares outstanding...........         297.3            53.7          462.0
                                                                  =========       =========      =========
Basic earnings per common share (a)..........................     $    1.46       $    2.77      $    1.26
                                                                  =========       =========      =========
Diluted earnings per common share (a)........................     $    1.44       $    2.71      $    1.24
                                                                  =========       =========      =========

-------------
(a) The calculation of basic and diluted earnings per common share for the pro forma financial statements uses the applicable weighted average number of outstanding shares of Household Common Stock and Beneficial Common Stock adjusted to equivalent shares of Household Common Stock.


See Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

                      NOTES TO THE UNAUDITED PRO FORMA

                  CONDENSED COMBINED FINANCIAL INFORMATION

NOTE 1. BASIS OF PRESENTATION

     The unaudited pro forma condensed combined financial information reflects the Merger using the "pooling of interests" method of accounting and is based on the historical consolidated financial statements of Household and Beneficial. The Unaudited Pro Forma Condensed Combined Balance Sheet assumes that the Merger was consummated on March 31, 1998. The Unaudited Pro Forma Condensed Combined Statements of Income give effect to the Merger as if it occurred on January 1, 1995.

     All share information has been adjusted for Household's 3-for-1 stock split effected in the form of a stock dividend and paid on June 1, 1998.

     Certain amounts in the historical financial statements of Beneficial have been reclassified to conform with Household's historical financial statement presentation.

     The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and the related notes thereto of each of Household (as previously filed) and Beneficial incorporated herein by reference to Exhibit 99.4.


NOTE 2. MERGER AND INTEGRATION RELATED COSTS

     In connection with the Merger, Household intends to merge corporate functions, sell Beneficial's commercial bank business, sell or combine overlapping branches, sell or merge Beneficial's mortgage operations into Household's, close Beneficial's United Kingdom ("UK") headquarters and merge Beneficial's UK operations into Household's existing UK business.

     Household will incur pre-tax Merger and integration related costs of approximately $1 billion ($751 million after-tax) during the quarter ended June 30, 1998. These costs include approximately $284 million in lease exit costs, $161 million in fixed asset write-offs related to closed facilities, $240 million in severance and change in control payments, $140 million in asset writedowns to reflect modified business plans, $66 million in investment banking fees, $34 million in legal and other expenses, and $75 million in prepayment premiums related to debt.

     The estimated Merger and integration related costs include approximately $286 million in noncash charges. Cash payments of approximately $714 million will be funded through Household's existing operations and commercial paper and other borrowings. In addition, Household expects to receive tax benefits of approximately $249 million. Substantially all of the cash payments are expected to be made by the end of 1998.

                      NOTES TO THE UNAUDITED PRO FORMA

              These amounts, including the related tax effect, have been reflected in the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1998 and are not reflected in the Unaudited Pro Forma Condensed Combined Statements of Income as they are not expected to have a continuing impact on the combined company.

         NOTE 3. OPERATING COSTS SAVINGS

              The combined company expects to achieve substantial annual pre-tax cost savings of approximately $450 million (approximately $300 million after-tax) through the elimination of redundant staff functions and corporate overhead, consolidation of product lines, data processing and back office functions, and the elimination of certain duplicate or excess office facilities. Based on Household management's current estimates, approximately 90% of the operating cost savings are expected to be achieved on a run-rate basis by the end of 1999 (which estimates as to timing and amount have been modestly refined since the public announcement of the Merger and the time that the analyses were performed by Household's and Beneficial's financial advisors in connection with their respective fairness opinions). These savings should continue to benefit the combined company in future years. No adjustment has been included in the unaudited pro forma financial information for the anticipated operating cost savings. There can be no assurance that the anticipated cost savings will be in the expected amounts or at the times anticipated.

         NOTE 4. SHAREHOLDERS' EQUITY

              In connection with the Merger, Household will exchange 3.0666 shares of Household Common Stock for each share of Beneficial Common Stock. Beneficial had 54,543,414 shares of common stock outstanding (assuming conversion of the Beneficial Convertible Preferred Stock) as of March 31, 1998. Treasury stock of Beneficial is included as a deduction from common stock and additional paid-in capital and is not presented separately within shareholders' equity. Pro forma combined retained earnings reflect the adjustments for anticipated Merger and integration costs as described above.

     (c) Exhibits.

         Exhibit 2.1 Agreement and Plan of Merger dated as of April 7, 1998 between Household International, Inc. Household Acquisition Corporation II and Beneficial Corporation (incorporated by reference from Exhibit 2.1 to the Household International, Inc. Current Report on Form 8-K dated April 20, 1998 (File No. 1-8198)).

         Exhibit 23.1   Consent of Arthur Andersen LLP

         Exhibit 23.2   Consent of Deloitte & Touche LLP

         Exhibit 27     Restated Financial Data Schedule

         Exhibit 27.1   Restated Financial Data Schedule

         Exhibit 99.1 Supplemental Consolidated Financial Statements of Household International, Inc. as of December 31, 1997 and 1996 and for the three years ended December 31, 1997.

         Exhibit 99.2 Unaudited Supplemental Interim Condensed Consolidated Financial Statements of Household International, Inc. as of March 31, 1998 and for the three months ended March 31, 1998 and 1997.

         Exhibit 99.3 Household International, Inc. Press Release dated June 30, 1998 titled "Household International Completes Acquisition of Beneficial Corporation."

        Exhibit 99.4 Financial Statements of Beneficial as filed in its Annual Report on Form 10-K for the fiscal years ended December 31, 1997, as amended by Amendment No. 1 on Form 10-K/A and its Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

         Exhibit 99.5 Joint Proxy Statement-Prospectus of Household International, Inc. contained within the Registration Statement of Household International, Inc. on Form S-4 (File No. 333-55707) is incorporated herein by reference.

                                  SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 1, 1998                Household International, Inc.
       ------------                ----------------------------
                                          Registrant

                                  By: /s/ John W. Blenke
                                     -------------------------
                                      John W. Blenke
                                      Assistant Secretary